FIRST AMENDMENT TO MASTER LOAN AGREEMENT

THIS FIRST AMENDMENT TO MASTER LOAN AGREEMENT (this "First Amendment") is made effective as of the 24th day of November, 2020, by and between CONTRAIL AVIATION SUPPORT, LLC ("CAS"), Contrail Aviation Leasing, LLC ("CAL") and OLD NATIONAL BANK (the "Lender, and together with CAS and CAL, collectively the "Parties") and amends that certain Master Loan Agreement dated as of June 24, 2019, by and among the Parties (the "Master Loan Agreement").

RECITALS

The Parties are parties to the Master Loan Agreement.

The Parties desire to amend the Master Loan Agreement as provided below.

AGREEMENT

In consideration of the recital, the promises and agreements set forth in the Master Loan Agreement, as amended hereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. DEFINITIONS AND REFERENCES.

Capitalized terms not otherwise defined herein have the meanings assigned in the Master Loan Agreement. All references to the Master Loan Agreement contained in the Master Loan Agreement, Collateral Documents and the other Loan Documents shall mean the Master Loan Agreement as amended by this First Amendment.

2. CAS PARTICIPATION AND INVESTMENT IN AND SERVICES TO ONE OR MORE INVESTMENT VEHICLES ESTABLISHED FOR PURPOSES OF ACQUIRING AIRCRAFT AND ENGINES

Notwithstanding anything in the Master Loan Agreement, Collateral Documents, Guaranties or any other Loan Document, the Parties hereby agree that CAS' creation of, participation in, management of (in exchange for service fees), and ongoing and periodic equity investment, whether with Loan proceeds or other CAS' assets, in one or more separate investment funds or other investment vehicles (in which third parties shall be and Borrower Affiliates may also be investors) that acquires aircraft and engines, whether directly or through investments in equity of other entities or investments in beneficial interests in trusts (each, an "Investment Vehicle"), (1) constitute (A) operations by Borrowers in the ordinary course of business and (B) the use of funds for Borrowers' business operations, and (2) do not constitute business activities substantially different than those in which Borrowers are currently engaged; provided that the Borrowers (both before and after consummation of such investment) are in compliance with the financial covenants of the Master Loan Agreement and any Supplement and no other Event of Default has occurred and is continuing; *provided, however*, that (i) for purposes of the definition of Tangible Net Worth, Borrowers acknowledge and agree that no equity investment by CAS into an Investment Vehicle shall be included in the calculation of a Borrower's total assets

as a tangible asset unless such investment has been approved by Lender in writing (and the parties agree that such approval can be electronic) and (ii) CAS shall make no equity investment in an Investment Vehicle without prior Lender approval, and such approval shall not be unreasonably withheld and Lender shall provide its response to CAS' request for approval promptly; and such consent may not be unreasonably conditioned on the creation, in Lender's favor, of a Lien in any assets of the Investment Vehicle or other assets not owned directly by CAS or CAL. For clarification, an Investment Vehicle does not include a wholly-owned special purpose vehicle or special purpose entity (also known as an "SPV" or "SPE") that a Borrower establishes to acquire and hold an aircraft and/or engines, which process is already part of Borrowers' ordinary course of business.

3. EFFECTIVENESS OF THIS FIRST AMENDMENT.

This First Amendment shall become effective only upon completion execution and delivery hereof by the Parties.

4. NO WAIVER.

Nothing contained herein shall be construed as a waiver by Lender of: (a) any of its rights and remedies under the Master Loan Agreement, the Loan Documents, at law or in equity; or (b) CAS's continued compliance with each representation, warranty, covenant and provision of the Master Loan Agreement and the other Loan Documents. CAS acknowledges and agrees that no waiver of any provision of the Master Loan Agreement or the other Loan Documents by Lender has occurred and that nothing contained herein shall impair the right of Lender to require strict performance by CAS of the Master Loan Agreement and the other Loan Documents. Further, CAS acknowledges and agrees that no delay by Lender in exercising any right, power or privilege under the Master Loan Agreement or any other Loan Document shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege thereunder shall preclude other or further exercise thereof or the exercise of any other right, power or privilege.

5. REPRESENTATIONS AND WARRANTIES.

CAS represents and warrants to Lender that:

(a) The execution and delivery of this First Amendment is within its power and authority, has been duly authorized by all proper action on the part of Borrowers, is not in violation of any existing law, rule or regulation of any governmental agency or authority, any order or decision of any court, the organizational documents of Borrowers or the terms of any agreement, restriction or undertaking to which either Borrower is a party or by which it is bound, and do not require the approval or consent of any governmental body, agency or authority or any other person or entity other than those consents and approvals in full force and effect.

(b) This First Amendment has been duly executed and delivered by Borrowers and constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and

subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) The representations and warranties contained in the Master Loan Agreement are correct and complete as of the date of this First Amendment (except to the extent such representation or warranty relates to a stated earlier date in which case it shall continue to be true and correct as of such date), and no condition or event exists or act has occurred that, with or without the giving of notice or the passage of time, would constitute a Default or an Event of Default under the Master Loan Agreement.

6. MISCELLANEOUS.

(a) Expenses and Fees. CAS agrees to pay on demand all reasonable out-of-pocket costs and expenses paid or incurred by Lender in connection with the negotiation, preparation, execution and delivery of this First Amendment, and all amendments, forms, certificates agreements, documents and instruments related hereto and thereto, including the reasonable fees and expenses of Lender's outside counsel.

(b) Amendments and Waivers. This First Amendment may not be changed or amended orally, and no waiver hereunder may be oral, but any change or amendment hereto or any waiver hereunder must be in writing and signed by the party or parties against whom such change, amendment or waiver is sought to be enforced.

(c) Headings. The headings in this First Amendment are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this First Amendment.

(d) Affirmation. Each Party hereto affirms and acknowledges that the Supplement as amended by this First Amendment remains in full force and effect in accordance with its terms, as amended hereby.

(e) Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart hereto by facsimile or by electronic transmission of a portable document file (PDF or similar file) shall be as effective as delivery of a manually executed counterpart signature page hereto.

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IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the day and year first above written.

BORROWER:

CONTRAIL AVIATION SUPPORT, LLC

By: [signature]
Joseph Kuhn
Its: CEO

CONTRAIL AVIATION LEASING, LLC

By: [signature]
Joseph Kuhn
Its: CEO

LENDER:

OLD NATIONAL BANK

By: [signature]
Tommy Olson
Its: SVP